SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 7, 2001

     TIME WARNER TELECOM INC. (Exact name of registrant as specified in its charter)

Delaware	0-30218	84-1500624
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

10475 Park Meadows Drive
Littleton, Colorado
80124
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 566-1000

N/A

(Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE
Time Warner Telecom Inc. is meeting with investors on November 8, 2001. A copy of the presentation materials is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

99.1 Time Warner Telecom Investor Presentation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER TELECOM INC.

Date: November 7, 2001	By: /s/ Tina Davis
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Name: Tina Davis
Title: Vice President and Deputy General Counsel

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EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

99.1	Time Warner Telecom Investor Presentation

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